Dividend Restrictions	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Dividend Restrictions

NOTE 21. DIVIDEND RESTRICTIONS

The Virginia Commission may prohibit any public service company, including Virginia Power, from declaring or paying a dividend to an affiliate if found to be inconsistent with the public interest. At December 31, 2022, the Virginia Commission had not restricted the payment of dividends by Virginia Power.

The North Carolina Commission, in its order approving the SCANA Combination, limited cumulative dividends payable to Dominion Energy by Virginia Power and PSNC to (i) the amount of retained earnings the day prior to closing of the SCANA Combination plus (ii) any future earnings recorded by Virginia Power and PSNC after such closing. In addition, notice to the North Carolina Commission is required if payment of dividends causes the equity component of Virginia Power and PSNC’s capital structure to fall below 45%.

The Ohio and Utah Commissions may prohibit any public service company, including East Ohio and Questar Gas, from declaring or paying a dividend to an affiliate if found to be detrimental to the public interest. At December 31, 2022, neither the Ohio Commission nor the Utah Commission had restricted the payment of dividends by East Ohio or Questar Gas, respectively.

There is no specific restriction from the South Carolina Commission on the payment of dividends paid by DESC. Pursuant to the SCANA Merger Approval Order, the amount of any DESC dividends paid must be reasonable and consistent with the long-term payout ratio of the electric utility industry and gas distribution industry.

DESC’s bond indenture under which it issues first mortgage bonds contains provisions that could limit the payment of cash dividends on its common stock. DESC's bond indenture permits the payment of dividends on DESC's common stock only either (1) out of its Surplus (as defined in the bond indenture) or (2) in case there is no Surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. In addition, pursuant to the SCANA Merger Approval Order, the amount of any DESC dividends paid must be reasonable and consistent with the long-term payout ratio of the electric utility industry and gas distribution industry.

At December 31, 2022, DESC’s retained earnings exceed the balance established by the Federal Power Act as a reserve on earnings attributable to hydroelectric generation plants. As a result, DESC is permitted to pay dividends without additional regulatory approval provided that such amounts would not bring the retained earnings balance below the established threshold.

See Notes 18 and 19 for a description of potential restrictions on common stock dividend payments by Dominion Energy in connection with the deferral of interest payments on the enhanced junior subordinated notes or a failure to pay dividends on the Series B Preferred Stock or Series C Preferred Stock.